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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                       Date of Report: September 10, 2002
                        (Date of earliest event reported)


                       Virginia Electric and Power Company
             (Exact name of registrant as specified in its charter)



             Virginia                     1-2255                 54-0418825
  (State or other jurisdiction of       (Commission           (I.R.S. Employer
  incorporation or organization)        File Number)         Identification No.)

                              701 East Cary Street
                            Richmond, Virginia 23219
                                (804) 819-2000

   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

On September 10, 2002, Virginia Electric and Power Company (the Company) entered into a distribution agreement (the Distribution Agreement) with Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc. as Agents named in the Distribution Agreement for the sale of up to U.S. $1,600,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series H. A copy of the Distribution Agreement, including exhibits, is filed as Exhibit 1 to this Form 8-K.

A copy of the Seventh Supplemental Indenture to the Company's June 1, 1998 Indenture, pursuant to which the Company's Medium-Term Notes, Series H will be issued, is filed as Exhibit 4.4 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Distribution Agreement, dated September 10, 2002, between the Company and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc. as Agents named in the Distribution Agreement.

4.1 Form of Senior Indenture, dated as of June 1, 1998, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (Exhibit 4(ii) to Form S-3 Registration No. 333-47119, as filed on February 27, 1998, incorporated by reference).

4.2 The form of the Company's Fixed Rate Medium-Term Note (included as Exhibit A to the Seventh Supplemental Indenture filed herewith as Exhibit 4.4).

4.3 The form of the Company's Floating Rate Medium Term Note (included as Exhibit B to the Seventh Supplemental Indenture filed herewith as Exhibit 4.4).

4.4 Seventh Supplemental Indenture, dated as of September 1, 2002, to the Indenture pursuant to which the Medium-Term Notes, Series A will be issued.

4.5 Exchange Rate Agent Agreement, dated as of September 10, 2002, between the Company and JPMorgan Chase Bank.

4.6 Calculation Agent Agreement, dated September 10, 2002, between the Company and JPMorgan Chase Bank.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (continued)

Exhibits (continued)

5 Tax Opinion of McGuireWoods LLP with respect to the medium-term note prospectus supplement, dated September 10, 2002.

12 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, File No. 1-2255).

23   Consent of McGuireWoods LLP (included in Exhibit 5)




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             VIRGINIA ELECTRIC AND POWER COMPANY
                                                          Registrant

                                                      /s/ James P. Carney
                                               ---------------------------------
                                                         James P. Carney
                                                       Assistant Treasurer

Date: September 11, 2002